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                                                                    EXHIBIT 10.8

                                 AMENDMENT NO. 1

                                     TO THE

                           MARKETAXESS HOLDINGS INC.

                           2001 STOCK INCENTIVE PLAN

                  WHEREAS, MarketAxess Holdings Inc. (the "Company") maintains the Amended and Restated MarketAxess Holdings Inc. 2001 Stock Incentive Plan (the "Plan");

                  WHEREAS, pursuant to Article X of the Plan, the Board of Directors of the Company (the "Board") and the committee appointed by the Board to administer the Plan each have the right to amend the Plan to increase the aggregate number of shares of the Company's common stock subject to awards under the Plan; and

                  WHEREAS, the Board has resolved to amend the Plan, subject to stockholder approval.

                  NOW, THEREFORE, the Plan is amended as follows:

                  1. The first sentence of Section 4.1 of Article IV of the Plan is deleted in its entirety and the following is substituted in lieu thereof:

                           "The aggregate number of shares of Common Stock which may be issued or used for reference purposes under this Plan or with respect to which Awards may be granted under this Plan shall not exceed 11,716,220 shares of Common Stock (subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both."

                     [END OF TEXT. SIGNATURE PAGE FOLLOWS.]

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                  IN WITNESS WHEREOF, this amendment has been executed as of the
25th day of November, 2003.

                                      MARKETAXESS HOLDINGS INC.

                                      By: /s/ Richard M. McVey
                                          -----------------------------
                                          Richard McVey
                                          Chief Executive Officer